PRELIMINARY             Crescent Fund
COPY           1999 Avenue of the Stars, Ste.1950
                     Los Angeles, CA 90067
                   Notice of Special Meeting



         To the Shareholders of Crescent Fund, a portfolio of Professionally Managed Portfolios, for a Special Meeting of the Fund to be held February 29, 1996:

         Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of Crescent Fund (the "Fund"), a separate series of Professionally Managed Portfolios (the "Trust"), will be held February 29, 1996 at 10:00 a.m., Pacific Time, at the offices of the Fund set forth above. At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote:


1. To approve or disapprove a new investment advisory agreement between the Fund and First Pacific Advisors, Inc., ("FPA") pursuant to which FPA will act as adviser with respect to the assets of the Fund, to become effective upon FPA's planned employment of Mr. Steven Romick, currently co-owner of Crescent Management ("Crescent"), the Adviser to the Fund.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Shareholders of record at the close of business on January 31, 1996 are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

                            By Order of the Board of Trustees

                                  Robin Berger
                                    Secretary


February 15, 1996

                                               SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                of  1934 (Amendment No.       )

Filed by the Registrant [X]
Filed by a Party other than the Registrant   [X]

Check the appropriate box:

[X] Preliminary Proxy Statement [ ] Confidential, for use of the Commission [ ] Definitive Proxy Statement only (as permitted by Rule 14a-6(e)(2) [ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to Sec. 240-14a-11(C) or 240.14a-12

                                           Professionally Managed Portfolios
                               (Name of Registrant as Specified In Its Charter)

                                           Professionally Managed Portfolios
                                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(I)(1),  14a-6(I)(2) or
Item 22(a)(2)of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(I)(3) [ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

      1) Title of each class of securities to which transaction applies Shares of beneficial interest, no par value, Crescent Fund series

      2) Aggregate number of securities to which transaction applies
              1,673,906.265

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

      4) Proposed maximum aggregate value of transaction: N/A

      5) Total Fee Paid: N/A

*Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

1) Amount Previously Paid:

2) Form Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                                  Crescent Fund
                       1999 Avenue of the Stars, Ste.1950
                              Los Angeles, CA 90067

                                 PROXY STATEMENT


         To the Shareholders of Crescent Fund, a portfolio of Professionally Managed Portfolios, for a Special Meeting of the Fund to be held February 29, 1996:

         This Proxy Statement is furnished by Crescent Fund (the "Fund") to its shareholders and on behalf of the Board of Trustees of Professionally Managed Portfolios (the "Trust") of which the Fund is a portfolio, in connection with the Fund's solicitation of voting instructions for use at a Special Meeting of Shareholders(the "Meeting") to be held on February 29, 1996, at 10:00 a.m., Pacific Time, at the offices of the Fund listed above for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement is February 15, 1996. At the Meeting the shareholders of the Fund will be asked:

         (1) To approve or disapprove a new investment advisory agreement between the Fund and First Pacific Advisors, Inc. ("FPA") pursuant to which FPA will act as adviser with respect to the assets of the Fund, to become effective upon FPA's planned employment of Mr. Steven
          Romick, currently Chairman, Chief Financial Officer and co-owner of Crescent Management, the Fund's current investment adviser (the "Adviser"); and

         (2) To transact such other business as may properly come before the Meeting or any adjournments thereof.


         The Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of shares of the Fund held of record by such persons. The Adviser may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers and employees of the Fund or the Trust, without additional compensation, may solicit proxies in person or by telephone. The costs associated with this solicitation and the Meeting will be borne by the Adviser and not by the Fund or the Trust.

         Shareholders of the Fund at the close of business on January 31, 1996 will be entitled to be present and vote at the Meeting. As of that date, there were 1,673,906.265 shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $21,169,891.73.

         To the knowledge of the Fund's management, as of January 31, 1996 the officers and trustees of the Trust and the Adviser own, as a group, less than 1% of the shares of the Fund. Principals of the Adviser, however, have the ability to direct the voting of shares in the Crescent Multi-Advisor Fund, L.P., which constitute 14.31% of the Fund's outstanding shares as of the record date, and it is expected that such shares will be voted in favor of the proposal. Except for shares held by this partnership, to the knowledge of Fund management, the officers and trustees of the Trust and Adviser own less than 1% of the shares of the Fund.

         To the knowledge of the Fund's management, as of January 31, 1996, the only other persons owning beneficially more than 5% of the outstanding shares of the Fund were as follows:

D.I. Sofro, Trustee, D. Sofro Trust                 14.31%

Maple Group, A. Kallis, Gen Partner                  6.22%

         The Fund is a portfolio or "series" of Professionally Managed Portfolios (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts. The Trust is registered, as an open-end management investment company under the Investment Company Act of 1940. The Fund's investment adviser is Crescent Management, 1999 Avenue of the Stars, Ste. 1950, Los Angeles, CA 90067. The Fund's principal underwriter is First Fund Distributors, Inc., and its administrator is Southampton Investment Management Company, Inc. both with offices at 4455 East Camelback, Suite 261E, Phoenix, Arizona 85018.

         The persons named in the accompanying proxy will vote in each case as directed in the proxy, but in the absence of such direction, they intend to vote FOR the proposal and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented to the Meeting.


                                       APPROVAL OR DISAPPROVAL OF INVESTMENT
                                            ADVISORY AGREEMENT BETWEEN
                                     THE FUND AND FIRST PACIFIC ADVISORS, INC.

Background

         General. The Meeting has been called for the purpose of considering a new advisory agreement for the Fund as a result of a proposed transaction (the "Proposed Transaction") whereby First Pacific Advisors, Inc., ("FPA"), will become investment adviser to the Fund upon the employment by FPA of Mr. Steven Romick, currently Chairman, Chief Financial Officer and co-owner of

Crescent Management, (the "Adviser"), which has served as investment adviser to the Fund since its inception on June 2, 1993. Shareholders are being asked to approve a new advisory agreement (the "New Advisory Agreement") embodying the same terms and fees with FPA as exist under the current investment advisory agreement with the Adviser. The Trust's Board of Trustees at an in-person meeting held on January 19, 1996 approved the New Advisory Agreement, subject to approval by the shareholders of the Fund, to become effective on the date of such approval.

Existing Advisory Agreement

         The Adviser currently serves as adviser for the Portfolio under an investment advisory agreement (the "Existing Advisory Agreement") dated June 2, 1993. The Board of Trustees of the Fund, including a majority of the "non-interested" Trustees, most recently approved continuation of the Existing Advisory Agreement on May 19, 1995. Under the Existing Advisory Agreement, the Adviser is entitled to receive from the Fund a monthly advisory fee based upon the average daily net assets of the Fund at the annual rate of 1.00%. During the fiscal year ended March 31, 1995, the Fund paid investment advisory fees of $132,616 to the Adviser.

New Advisory Agreement

         Except for different effective and termination dates, the terms of the New Advisory Agreement with FPA are identical in all respects to the terms of the Existing Advisory Agreement. A form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.

         Under the New Advisory Agreement, FPA will provide certain investment advisory services to the Fund, including deciding what securities will be purchased and sold by the Portfolio, when such purchases and sales are to be made, and arranging for such purchases and sales, all in accordance with the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act") and any rules thereunder, the governing documents of the Trust, the fundamental policies of the Fund, as reflected in its registration statement, and any policies and determinations of the Board of Trustees of the Trust.

         As compensation for its services to the Fund under the New Advisory Agreement, FPA will be entitled to receive from the Fund fees calculated at the same rate as those charged under the Existing Advisory Agreement described above. The New Advisory Agreement will continue in effect for two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Trust's Board of Trustees or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act and the rules thereunder) of the Fund, and
(3) in either event by a majority of the Trustees who are not parties to the New Advisory Agreement or interested persons of the Trust or of any such party. The New Advisory Agreement provides that it may be terminated at any time, without penalty, by either party upon 60 days' written notice, provided that such termination by the Fund shall be directed or approved by a vote of the Trustees of the Trust, or by a vote of holders of a majority of the shares of the Fund.

         FPA will provide, at its expense, personnel to serve as officers of the Fund who are affiliated persons of the Adviser, and office space, facilities and equipment for carrying out its duties under the New Advisory Agreement. All other expenses incurred in the operation of the Fund will be borne by the Fund. Expenses incurred by the Fund include brokerage commissions on portfolio transactions, fees and expenses of trustees not affiliated with FPA, taxes, transfer agent fees, dividend disbursement and reinvestment and custodian fees, auditing and legal fees, the cost of printing and mailing reports and proxy materials to shareholders, expense of trade association memberships, and fees of the Fund's Administrator.

         The New Advisory Agreement includes a provision for a reduction in the fee paid to FPA in the amount by which certain defined operating expenses of the Fund (including such advisory fee) for any fiscal year exceed the limits set by applicable regulations in states where the Fund's shares are registered or qualified for sale. Operating expenses, as defined in the New Advisory Agreement, exclude (I) interest, (ii) taxes, (iii) expenditures for brokerage services, (iv) any extraordinary expenses and (v) sales charges and any distribution fees.

         The New Advisory Agreement provides that FPA shall have no liability to the Fund or any shareholders of the Fund for any act or omission in the course of or in connection with rendering services under the Agreement, including any error of judgment, mistake of law or any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of FPA of its duties under the New Advisory Agreement ("Disabling Conduct"), and except to the extent specified in
Section 36(b) of the Investment Company Act with respect to loss resulting from the breach of fiduciary duty with respect to receipt of compensation for services. The New Advisory Agreement provides that the Fund shall indemnify FPA and its employees, officers and directors from any liability arising from the Fund's conduct under the New

Advisory Agreement, except for Disabling Conduct, to the extent permitted by the Fund's governing documents and applicable law.

Background of the Transaction

         The Adviser has been in the investment advisory business since 1990, and currently provides investment advisory services to individual and institutional accounts with a value in excess of $90,000,000. The Adviser was founded and is co-owned by Mr. Steven Romick and Mr. Matthew Kallis. Messrs. Romick and Kallis recently determined not to continue the business of the Adviser and it is contemplated that in the near future, the Adviser will cease business operations. As a consequence of the decision not to continue the Advisor's business, Mr. Romick and FPA reached an agreement where by FPA would employ Mr. Romick and FPA also agreed to become investment adviser to the Fund under the New Agreement. It is contemplated that Mr. Romick will continue to be responsible for management of the Fund's portfolio. No payment or other compensation was provided to the Adviser or Mr. Romick in consideration of FPA's agreement to become investment adviser to the Fund.

Information about FPA

         FPA, together with its predecessors, has been in the investment advisory business since 1954. Presently, FPA manages assets of approximately $4.0 billion for five investment companies, including one closed-end investment company, and more than 50 institutional accounts. FPA is an indirect wholly owned subsidiary of United Asset Management Corporation ("UAM"), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management and acquiring institutional investment management firms.

         FPA's principal executive officers are shown below. The address of each, as it relates to his duties at FPA, is 11400 West Olympic Boulevard, Los Angeles, CA 90064.


George H. Michaelis           Chairman, Chief Executive Officer
                              and Chief Investment Officer

Christopher Linden            President

William M. Sams               Executive Vice President

Julio J. dePuzo, Jr.          Executive Vice President,
                              Chief Financial Officer,
                              Treasurer and Chief
                              Administrative Officer

Trustees' Considerations

The Board of Trustees of the Trust believe that the terms of the New Advisory Agreement are fair to, and in the best interest of, the Fund and its shareholders. The Board of Trustees, including all of the non-interested Trustees, recommend approval by the shareholders of the New Agreement between FPA and the Fund. In making this recommendation, the Trustees carefully evaluated the experience of FPA in providing investment advisory services to investment companies, the quality of services FPA is expected to provide to the Fund, and have given careful consideration to all factors deemed to be relevant to the Fund, including, but not limited to: (1) the desire of FPA to retain the services of Mr. Romick and provide continuity of management for the Fund; (2) the performance of the Fund since commencement of operations; (3) the nature and quality of the services expected to be rendered to the Fund by FPA; (4) that the compensation payable to FPA by the Fund under the proposed New Advisory Agreement will be at the same rate as the compensation now payable by the Fund to the Adviser under the Existing Advisory Agreement; (5) that the terms of the Existing Advisory Agreement will be unchanged under the New Advisory Agreement except for different effective and termination dates; (6) the history, reputation, qualification and background of FPA, as well as the qualifications of their senior personnel and the firm's financial condition; (7) the Fund's investment performance record; (8) the benefits expected to be realized as a result of the Fund's association with FPA, including the resources of FPA that would be available to the Fund; and (9) other factors deemed relevant.

         The Adviser has advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Fund as a result of the New Agreement. Accordingly, the Board of Trustees believes that the Fund should receive investment advisory services under the New Advisory Agreement equal or superior to those it currently receives under the Existing Advisory Agreement, at the same fee levels.

Recommendation and Required Vote

         At the Meeting, Shareholders of the Fund will vote on the proposed New Advisory Agreement. The Board of Trustees of the Fund recommend that the shareholders approve the New Advisory Agreement. The affirmative vote of the holders of a majority of the outstanding shares of each of the Fund is required to approve the New Advisory Agreement. "Majority" for this purpose under the Investment Company Act means the lesser of (I) 67% of the shares represented at the meeting if more than 50% of such outstanding shares are represented, or (ii) more than 50% of such outstanding shares. Abstentions will count as votes present at the Meeting. Broker non-votes, however, will not count as votes present.


         THE BOARD OF TRUSTEES OF THE FUND RECOMMEND THAT SHAREHOLDERS APPROVE THE NEW ADVISORY AGREEMENT WITH THE ADVISER.


Additional Information on the Fund and the Adviser

Mr. Steven J. Paggioli, President and Trustee of the Trust, Mr. Robert H. Wadsworth, Vice President of the Trust, and Mr. Eric Banhazl, Treasurer of the Trust are co-owners of Southampton Investment Management Company, is the administrator of the Fund. Under its administration agreement, the Fund pays ICAC a fee at the following annual rates based on the average net assets of the
Fund:
          average net assets          fee or fee rate

          Under $15 million            $30,000
          $15 to $50 million             0.20%
          $50 to $100 million            0.15%
          $100 million to $150 million    0.15%
          Over $150 million              0.05%

No other officer or Trustee of the Trust has had any direct or indirect interest in any transaction with the Fund, FPA or the Adviser. In addition, no officer or Trustee has had such an interest in any proposed transaction with any of the above entities. No officer or Trustee of the Trust holds any position with the Adviser or has any direct or indirect interest in FPA or its affiliates.


                                                GENERAL INFORMATION

Other Matters to Come Before the Meeting

         The Fund's management knows of no matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals

         The Meeting is a special meeting of shareholders. The Fund is not required to, nor does either intend to, hold regular annual meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Fund.

Reports to Shareholders

         The Fund will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Fund, and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests for such reports should be directed to the Fund at the address and telephone shown on the first page of this proxy statement or to the Fund's Administrator at (818) 852-1033 or(212) 633-9700.

         IN ORDER THAT THE  PRESENCE  OF A QUORUM AT THE MEETING MAY BE ASSURED,
PROMPT   EXECUTION   AND  RETURN  OF  THE  ENCLOSED   PROXY  IS   REQUESTED.   A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.



                                                     Robin Berger
                                                     Secretary


February   , 1996

                                    Exhibit A


                                         PROFESSIONALLY MANAGED PORTFOLIOS
                                           INVESTMENT ADVISORY AGREEMENT

         AGREEMENT   made   this  1st  day  of  March,   1996  by  and   between
PROFESSIONALLY MANAGED PORTFOLIOS (the "Trust"), a Massachusetts business trust and FIRST PACIFIC ADVISORS, INC., a California corporation (the "Adviser").

                                                    WITNESSETH:

         WHEREAS, a series of the Trust having separate assets and liabilities has been created entitled the CRESCENT FUND (the "Fund"); and

         WHEREAS, it is therefore desirable to have an investment Advisory agreement (i.e., this Agreement) relating to the Fund, which agreement will apply only to this Fund;

         NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and among the parties hereto as follows:

l.   In General

The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Trust with respect to the investment of the assets of the Fund and to supervise and arrange the purchase and sale of securities held in the portfolio of the Fund.

2. Duties and Obligations of the Adviser with respect to Investment of Assets of the Fund.

         (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust, the Adviser shall:

                  (I) Decide what securities shall be purchased or sold by the Trust with respect to the Fund and when; and

                  (ii) Arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Trust with respect to the Fund.

         (b)        Any investment purchases or sales made by the Adviser
shall at all times conform to, and be in accordance with, any requirements imposed by:  (l) the provisions of the 1940 Act and of any rules or regulations in force thereunder; (2)  any other applicable provisions of law; (3) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Trust; and (5) the fundamental policies of the Trust relating to the Fund, as reflected in the Trust's registration statement under the 1940 Act (including by reference the Statement of Additional Information) as such registration statement is amended from time to time, or as amended by the shareholders of the Fund.

         (C) The Adviser shall give the Trust the benefit of its best judgment and effort in rendering services hereunder, but the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security whether or not such purchase, sale or retention shall have been based on its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. Nothing herein contained shall, however, be construed to protect the Adviser against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

         (d) Nothing in this Agreement shall prevent the Adviser or any affiliated person (as defined in the 1940 Act) of the Adviser from acting as investment adviser or manager and/or principal underwriter for any other person, firm or corporation and shall not in any way limit or restrict the Adviser or any such affiliated person from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under this Agreement.

         (e) It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the 1940 Act or the Securities Act of 1933 except for information supplied by the Adviser for inclusion therein. The Trust may indemnify the Adviser to the full extent permitted by the Trust's Declaration of Trust.

3. Broker-Dealer Relationships

The Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees of the Trust may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Trust. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Adviser is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

4.   Allocation of Expenses

The Adviser agrees that it will furnish the Trust, at the Adviser's expense, with office space and facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Adviser will also pay all compensation of any Trustees, officers and employees of the Trust who are affiliated persons of the Adviser. All operating costs and expenses relating to the Fund not expressly assumed by the Adviser under this Agreement shall be paid by the Trust from the assets of the Fund, including, but not limited to (I) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of the Trust's Trustees other than those affiliated with the Adviser or the Manager; (v) legal and audit expenses; (vi) fees and expenses of the Trust's custodian, shareholder servicing or transfer agent and accounting services agent; (vii) expenses incident to the issuance of the Fund's shares, including issuance on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Trust or the shares of the Fund; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; (xii) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto; and (xiii) all expenses which the Trust or the Fund agrees to bear in any distribution agreement or in any plan adopted by the Trust and/or a Fund pursuant to Rule 12b-1 under the Act.

5.   Compensation of the Adviser

    (a) The Trust agrees to pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser hereunder, an annual management fee, payable monthly and computed on the value of the net assets of the Fund as of the close of business each business day at the annual rate of 1.00% of such net assets.

         (b) In the event the expenses of the Fund (including the fees of the Adviser and amortization of organization expenses but excluding interest, taxes, brokerage commissions, extraordinary expenses and sales charges and any distribution fees) for any fiscal year exceed the limits set by applicable regulations of state securities commissions where the Fund is registered or qualified for sale, the Adviser will reduce its fees by the amount of such excess. Any such reductions are subject to readjustment during the year. The payment of the advisory fee at the end of any month will be reduced or postponed or, if necessary, a refund will be made to the Fund so that at no time will there be any accrued but unpaid liability under this expense limitation.

         6.   Duration and Termination

         (a) This Agreement shall go into effect on the effective date of the Post-Effective Amendment of the Registration Statement of the Trust covering the shares of the Fund and shall, unless terminated as hereinafter provided, continue in effect for a period of two years from that date, and thereafter from year to year, but only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

         (b) This Agreement may be terminated by the Adviser at any time without penalty upon giving the Trust sixty (60) days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Adviser sixty (60) days' written notice (which notice may be waived by the Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of all of its Trustees in office at the time or by the vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Trust at the time outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its assignment (as so defined).

         7.   Agreement Binding Only on Fund Property

The Adviser understands that the obligations of this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust's property; the Adviser represents that it has notice of the provisions of the Trust's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust. This agreement has been executed by or with reference to any Trustee in such person's capacity as a Trustee, and the Trustees shall not be personally liable hereon.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by duly authorized persons and their seals to be hereunto affixed, all as of the day and year first above written.

                                            PROFESSIONALLY MANAGED PORTFOLIOS



                                            By
ATTEST:_____________________





                          FIRST PACIFIC ADVISORS, INC.


                                            By

ATTEST:__________________________

ATTEST:
-------------------------------

                                      PROXY
                                  CRESCENT FUND
                   SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS
                         SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 29, 1996
                  SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


                  The undersigned hereby appoints Steven Romick, Eric Banhazl and George Sapp, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Crescent Fund (the "Fund"), a separate series of Professionally Managed Portfolios (the "Trust"), to be held on February 29, 1996 at the offices of the Fund, 1999 Avenue of the Start, Suite 950, Los Angeles, CA 90067 10:00 a.m., or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on January 31, 1996. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

                  A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON JANUARY 31, 1996. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATION ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.



                                                         A1-1

1.       Approval of the New Advisory Agreement between the First
         Pacific Advisors, Inc. and the Fund:

     FOR [  ]                           AGAINST [  ]               ABSTAIN [  ]


Dated:  ______________, 1996
                                             -----------------------------------
                                             Signature


                                             -----------------------------------
                                             Title (if applicable)


                                             -----------------------------------
                                             Signature (if held jointly)



                                             -----------------------------------
                                             Title (if applicable)


Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

                                                         A1-2